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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): December 29, 2000


                          APACHE MEDICAL SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)


                     DELAWARE                                         000-20805                         23-2476415

----------------------------------------------------       ---------------------------------      -----------------------
  (State or other jurisdiction of incorporation)               (Commission File Number)                (IRS Employer
                                                                                                    Identification No.)

             1650 Tysons Boulevard
                McLean, Virginia                                                              22102
-------------------------------------------------                                         ---------------
    (Address of Principal Executive Offices)                                                (Zip Code)

                                                      (703) 847-1400
                                 ---------------------------------------------------------
                                  (Registrant's telephone number, including area code)

                                                      Not Applicable
                            -------------------------------------------------------------------
                             (Former name or former address, if changed since last report)
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ITEM 5. OTHER EVENTS.

Attached is a press release issued by the Registrant on December 29, 2000. The press release is incorporated herein by this reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a)-(b) Not Applicable.

(c) Exhibits.

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
EXHIBIT NO.         DESCRIPTION

99.1                Press release issued by the Registrant on December 29, 2000.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    APACHE MEDICAL SYSTEMS, INC.

                                    By: /s/ Karen C. Miller
                                        -------------------
                                    Name: Karen C. Miller
                                    Title: Vice President of Finance and
                                           Chief Financial Officer


Date: December 29, 2000